SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

Xtrackers Cybersecurity Select Equity ETF (PSWD)
Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF (EMCR)
Xtrackers FTSE Developed ex US Multifactor ETF (DEEF)
Xtrackers International Real Estate ETF (HAUZ)
Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)
Xtrackers MSCI EAFE ESG Leaders Equity ETF (EASG)
Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)
Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF (EMSG)
Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)
Xtrackers MSCI Europe Hedged Equity ETF (DBEU)
Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)
Xtrackers MSCI Japan Hedged Equity ETF (DBJP)
Xtrackers MSCI Kokusai Equity ETF (KOKU)
Xtrackers MSCI USA Climate Action Equity ETF (USCA)
Xtrackers MSCI USA ESG Leaders Equity ETF (USSG)
Xtrackers Net Zero Pathway Paris Aligned US Equity ETF (USNZ)
Xtrackers RREEF Global Natural Resources ETF (NRES)
Xtrackers Russell 1000 US Quality at a Reasonable Price ETF (QARP)
Xtrackers Russell US Multifactor ETF (DEUS)
Xtrackers S&P 500 Carbon Budget ETF (CBGT)
Xtrackers S&P 500 ESG ETF (SNPE)
Xtrackers S&P 500 Growth ESG ETF (SNPG)
Xtrackers S&P 500 Value ESG ETF (SNPV)
Xtrackers S&P ESG Dividend Aristocrats ETF (SNPD)
Xtrackers S&P MidCap 400 ESG ETF (MIDE)
Xtrackers S&P SmallCap 600 ESG ETF (SMLE)
Xtrackers Semiconductor Select Equity ETF (CHPS)
Xtrackers US Green Infrastructure Select Equity ETF (UPGR)
Xtrackers US National Critical Technologies ETF (CRTC)

Effective May 31, 2024, Bryan Richards will no longer serve as a portfolio manager of the above-referenced funds. Accordingly, all references to Bryan Richards will be deleted as of May 31, 2024.
Please Retain This Supplement for Future Reference
April 19, 2024
PROSTKR24-36